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                                 EXHIBIT 10.34


                              AMENDMENT AGREEMENT
                                    between
                        SmithKline Beecham Corporation
                                      and
                           NPS Pharmaceuticals, Inc.
                            dated November 26, 1997





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                                                                26 November 1997

NPS Pharmaceuticals, Inc.
420 Chipeta Way
Salt Lake City, Utah  84108

RE:  Amendment Agreement to Supercede the October 26, 1997 Amendment Agreement

Dear Sirs:

     This Amendment Agreement to Supercede the October 26, 1997 Amendment Agreement (hereinafter "November 26, 1997 Amendment Agreement") will confirm that the Letter Agreement dated October 28, 1996 between NPS Pharmaceuticals, Inc., a corporation of the state of Delaware, having a place of business at 420 Chipeta Way, Salt Lake City, Utah 84108, U.S.A. (herein referred to as "NPS") and SmithKline Beecham Corporation, a corporation of the Commonwealth of Pennsylvania, having a place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, U.S.A. (hereinafter referred to as "SB") shall be amended, effective as of the date of NPS' signature below, as follows:

   . In Paragraph 2.01, delete the words "four (4) years" and replace them with the words "fifty (50) months".

   . This November 26, 1997 Amendment Agreement shall be retroactively effective as of November 1, 1997, and shall supersede the October 26, 1997 Amendment Agreement in its entirety.

   . All other terms and conditions of the Letter Agreement shall remain in full force and effect.

     Please indicate your acceptance of this November 26, 1997 Amendment Agreement by signing and dating the duplicate copies of this letter below and returning one such fully executed copy to SB.

                                        Very truly yours,
                                        SMITHKLINE BEECHAM CORPORATION

                                        By:     /k/ Donald F. Parman
                                           -------------------------------------
                                                Donald F. Parman
                                        Title:  Secretary
                                        Date:   November 26, 1997

AGREED TO AND ACCEPTED:
NPS PHARMACEUTICALS, INC.

By:     /k/ Doug Reed
   ----------------------
Title:  Vice President
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Date:   November 26, 1997
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